PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2022
Property, Plant and Equipment [Abstract]
SCHEDULE OF PROPERTY PLANT AND EQUIPMENT

	December 31,
	2022	2021

Computers	30,471	29,566
Furniture and office equipment	21,417	15,121
Machines	213,677	169,189
Vehicles	85,149	85,149
Total cost	350,714	299,025
Less - accumulated depreciation	(252,800)	(198,081)
Total property and equipment, net	97,914	100,944